UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K
                                Current Report

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934.

               Date of Report (Date of Earliest event reported):
                                July 6, 2005

                      Commission file number 000-27825

                            EXIM INTERNET GROUP, INC.
                   (formerly Global Trade Portal Corporation;
                 (formerly Hydro Environmental Resources, Inc.)
          (Exact Name of Registrant as specified in its charter)


        Nevada                                         73-1552304
 (State or other jurisdiction of                     (IRS Employer
 Incorporation or organization)                  Identification Number)


                            EXIM INTERNET GROUP, INC.
                            7683 SE 27th Street, #124
                         Mercer Island, Washington 98040

                    (Address of principal executive offices)
                           (City, State and Zip Code)

                         Telephone number: (866)571-0200
                Company's telephone number, including area code












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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On July 5, 2006, Exim Internet Group, Inc., received notification that Exim Holdings, SA, a Panama corporation, ratified the license agreement for the Corporation to operate an Internet trade portal on a worldwide basis. The license agreement provides that Exim Internet Group, Inc., has the worldwide license to operate the USA Export Import new generation Vertical Portal focused primarily on export-import business and the international trading, representing a large scale several hundred thousand pages Export Import Industry b2b Portal, Directory, Trade boards and more while featuring industry-specific information, solutions, resources, services, trade leads, forums, tools, tariffs, duties, taxes, and more products and the tradenames and/or trademarks associated with the USA Export Import portal. This license agreement provides that a 2% royalty be paid to the licensor, Exim Holdings, SA. The license agreement was negotiated and agreed to in May 2005, however the agreement provided that both the licensor and the licensee had to have both corporation's board of directors ratify the license agreement. Such ratification was obtained by the licensor on July 5, 2005.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT5

     On June 23, 2005, Oleg Lazarov was appointed President, CEO and sole Officer of the Corporation, replacing Mr. McKeen Worthen who was appointed in December 2004 and interim Secretary and Director, Nicholas Alexander, who was appointed on an interim basis on June 1, 2005 and resigned on June 23, 2005 for the purposes of securing new auditors. Mr. Oleg Lazarov was issued 1,200,000 shares of common stock of the Corporation pursuant to the ratifying of the license agreement with Exim Holdings, SA. Exim Holdings, SA was issued 8,000,000 shares of common stock pursuant to the ratifying of the license agreement. As of this date, there are 21,362,545 shares of common stock issued and outstanding. Mr. Oleg Lazarov's shares are 5.6% of the Corporation's issued and outstanding shares and the Exim Holdings, SA's shares are 37.45% of the Corporation's issued and outstanding shares of common stock. There are no preferred shares of common stock issued and outstanding.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

Mark Schmulesky's resignation as president and director was effective December 30, 2004.

McKeen Worthen's resignation as president and director since December 30, 2004 was accepted, effective June 23, 2005.

Nicholas Alexander's resignation as interim secretary and director since June 2005 was accepted, effective June 23, 2005.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION

The Corporation's name was changed from Hydro Environmental Resources, Inc., to Global Trade Portal Corporation on January 5, 2005 and then changed its name to Exim Internet Group, Inc., on April 29, 2005.


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July 5, 2005                              EXIM INTERNET GROUP, INC.

                                            By /s/ Oleg Lazarov
                                        ------------------------------
                                            Mr. Oleg Lazarov, President and
                                            Director

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